UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
_________________
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

ALLEGRO MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware		001-39675	46-2405937
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

955 Perimeter Road
Manchester,	New Hampshire		03103
(Address of principal executive offices)			(Zip Code)

(603) 626-2300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant.
The Audit Committee (the “Audit Committee”) of the Board of Directors of Allegro MicroSystems, Inc. (the “Company”) conducted an evaluation process to determine the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The Audit Committee, with the assistance of the Company’s management, evaluated several independent registered public accounting firms as part of this process, reviewing the qualifications, the independence and, if a firm was deemed to be qualified and independent to warrant further evaluation, the range of fees associated with their services.
On June 7, 2022, the Audit Committee approved both the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 and the dismissal of the Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm, each effective immediately.
GT’s (i) reports on the Company’s consolidated financial statements and internal control over financial reporting, which were included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 25, 2022, and (ii) report on the Company’s consolidated financial statements, which was included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 26, 2021, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended March 25, 2022 and March 26, 2021, and the subsequent interim period through June 7, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GT’s satisfaction, would have caused GT to make reference thereto in GT’s reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided GT with a copy of the foregoing disclosures and requested that GT furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosures. A copy of GT’s letter, dated June 9, 2022, is filed as Exhibit 16.1 hereto.
During the fiscal years ended March 25, 2022 and March 26, 2021, and the subsequent interim period through June 7, 2022, neither the Company nor anyone on its behalf has consulted with PwC regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 16.1	Letter of Grant Thornton LLP, dated June 9, 2022
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date:	June 10, 2022	By:	/s/ Derek P. D’Antilio
Derek P. D’Antilio
Senior Vice President, Chief Financial Officer and Treasurer